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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)   January 18, 2002
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                              REGENCY CENTERS, L.P.
             (Exact name of registrant as specified in its charter)


          Delaware                      0-24763                 59-3429602
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(State or other jurisdiction           Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


     121 West Forsyth Street, Suite 200                         32202
         Jacksonville, Florida                                  -----
    (Address of principal executive offices)                  (Zip Code)



        Registrant's telephone number including area code: (904)-356-7000
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                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
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           EXHIBITS
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C.       Exhibits:
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         The exhibits listed below relate to the Registration Statement No.
333-58966 on Form S-3 of Regency Centers, L.P. and are filed herewith for incorporation by reference in such Registration Statement.

         1.3 Underwriting Agreement dated as of January 15, 2002 among Regency Centers, L.P. and Regency Centers Corporation, on the one hand, and Goldman, Sachs & Co. and J.P. Morgan Securities, Inc., on the other hand.

         1.4 Pricing Agreement dated as of January 15, 2002 among Regency Centers, L.P. and Regency Centers Corporation, on the one hand, and Goldman, Sachs & Co. and J.P. Morgan Securities, Inc. on the other hand.

         5.3      Opinion of Foley & Lardner regarding legality of securities.






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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       REGENCY CENTERS, L.P.
                                       (registrant)

                                       By:      Regency Centers Corporation,
                                                Its General Partner


January 18, 2002                       By:      /s/ J. Christian Leavitt
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                                           J. Christian Leavitt, Senior Vice
                                             President and Chief Accounting
                                             Officer